Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (the “Agreement”), dated as of November 1, 2016 (the “Execution Date”), is entered into by and among Frank’s International N.V., a limited liability company organized and existing under the laws of the Netherlands (“Parent”), Bain Capital Fund X, L.P., BCIP Associates IV (U.S.), L.P., BCIP T Associates IV (U.S.), L.P., BCIP Associates IV-B (U.S.), L.P., BCIP T Associates IV-B (U.S.), L.P. and BBTB Ventures I, LP (together with any of its Affiliates that become party hereto, the “Bain Investors”) and each other Person executing this Agreement and listed as an “Other Investor” on the signature pages hereto (collectively, the “Other Investors”, and with the Bain Investors, collectively, the “Investors”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Merger Agreement (as defined below).

RECITALS

WHEREAS, the Investors are acquiring all of the Merger Consideration Shares pursuant to the terms and conditions of the agreement and plan of merger (the “Merger Agreement”), dated October 6, 2016, by and among Parent, (ii) FI Tools Holdings, LLC, a Delaware limited liability company (“Merger Sub”) and (iii) Blackhawk Group Holdings, Inc., a Delaware corporation (the “Company”); and

WHEREAS, as a condition to consummate the transactions contemplated by the Merger Agreement, Parent has agreed to enter into this Agreement with the Investors to set forth the registration rights to be granted by Parent to the Investors.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

EFFECTIVENESS

Section 1.1. Effectiveness. This Agreement and the rights granted to the Investors hereunder shall become effective on the Execution Date and continue in full force and effect until terminated in accordance with Section 4.3.

ARTICLE II

DEFINITIONS

Section 2.1. Definitions. As used in this Agreement, the following terms not defined elsewhere shall have the following meanings:

“Adverse Disclosure” means public disclosure of material non-public information that, in the good faith judgment of the board of directors of Parent: (i) would be required to be made in any Registration Statement filed with the SEC by Parent so that such Registration Statement, from and after its effective date, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement; and (iii) Parent has a bona fide business purpose for not disclosing publicly.

“Affiliate” means, with respect to any specified Person, (i) any Person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person, or (ii) any investment fund advised or managed by, or under common control or management with, such person; provided that Parent and each of its Subsidiaries shall be deemed not to be Affiliates of any Holder. As used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” shall have the meaning set forth in the preamble.

“Bain Investors” shall have the meaning set forth in the preamble.

“Bain Synthetic Secondary” shall have the meaning set forth in Section 3.5.2

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in the City of New York or Houston, Texas.

“Closing” shall mean the closing of the transactions contemplated by the Merger Agreement.

“Common Stock” means the common stock of Parent, par value €0.01 per share.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“FINRA” means the Financial Industry Regulatory Authority.

“Holders” means Bain Investors and Other Investors who then hold Registrable Securities under this Agreement.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of the Registrable Securities.

“Loss” shall have the meaning set forth in Section 3.7.1.

“Merger Consideration Shares” shall mean all shares of Common Stock acquired by Investors pursuant to the Merger Agreement.

“Other Investors” shall have the meaning set forth in the preamble.

“Person” means any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

“Prospectus” means (i) the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments and supplements, and all other material incorporated by reference in such prospectus, and (ii) any Issuer Free Writing Prospectus.

“Public Offering” means the offer and sale of Registrable Securities on a U.S. securities exchange for cash pursuant to an effective Registration Statement under the Securities Act (other than a Registration Statement on Form S-4 or Form S-8 or any successor form).

“Registrable Securities” means (i) the shares of Parent Common Stock comprising the Merger Consideration Shares delivered to the Investors pursuant to the Merger Agreement at Closing and (ii) all shares of Parent Common Stock issued as or then issuable with respect to the Merger Consideration Shares delivered to the Investors pursuant to the Merger Agreement by way of a stock dividend or stock split, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities upon the earlier of the time (a) a Registration Statement with respect to the Registrable Securities has been declared effective by the SEC and such Registrable Securities have been sold or disposed of pursuant to such Registration Statement, (b) such Registrable Securities have been, or can be without restriction, disposed of pursuant to Rule 144, or (d) such Registrable Securities shall have ceased to be outstanding.

“Registration” means a registration effected by preparing and filing a registration statement for the offer and sale to the public of any Registrable Securities in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such Registration Statement. The terms “register”, “registered” and “registering” shall have correlative meanings.

“Registration Expenses” shall have the meaning set forth in Section 3.6.

“Registration Statement” means any registration statement of Parent filed with, or to be filed with, the SEC under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement other than a registration statement (and related Prospectus) filed on Form S-4 or Form S-8 or any successor form thereto.

“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners or financial advisors or other Person associated with, or acting on behalf of, such Person.

“Rule 144” means Rule 144 promulgated under the Securities Act (or any successor rule).

“SEC” means the Securities and Exchange Commission or any successor agency having jurisdiction under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Shelf Period” shall have the meaning set forth in Section 3.1.2.

“Shelf Registration Statement” shall have the meaning set forth in Section 3.1.1.

“Shelf Suspension” shall have the meaning set forth in Section 3.1.3.

“Shelf Takedown Request” shall have the meaning set forth in Section 3.1.4(a).

“Transfer” means, with respect to any Registrable Security, any interest therein, or any other securities or equity interests relating thereto, a direct or indirect transfer, sale, exchange, assignment, pledge, hypothecation or other encumbrance or other disposition thereof, including the grant of an option or other right, whether directly or indirectly, whether voluntarily, involuntarily, by operation of law, pursuant to judicial process, inter vivos or upon death or divorce, or otherwise. “Transferred” shall have a correlative meaning.

“Underwritten Public Offering” means an underwritten Public Offering, including any bought deal or block sale to a financial institution conducted as an underwritten Public Offering.

“Underwritten Shelf Takedown” means an Underwritten Public Offering pursuant to an effective Shelf Registration Statement.

Section 2.2. Other Interpretive Provisions.

(a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b) The words “hereof”, “herein”, “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and any subsection and section references are to this Agreement unless otherwise specified.

(c) The term “including” is not limiting and means “including without limitation.”

(d) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

(e) Whenever the context requires, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.

ARTICLE III

REGISTRATION RIGHTS

Parent will perform and comply, and cause each of its Subsidiaries to perform and comply, with such of the following provisions as are applicable to it. Each Holder will perform and comply with such of the following provisions as are applicable to such Holder.

Section 3.1. Shelf Registration.

Section 3.1.1. Merger Related Shelf Registration. Parent shall, as promptly as practicable following the Closing of the Merger (and in any event within five Business Days following the Closing of the Merger), file with the SEC a shelf Registration Statement (or, if the parties reasonably agree, an amendment to an existing shelf Registration Statement of Form S-3), pursuant to Rule 415 under the Securities Act relating to the offer and sale of all of the Registrable Securities held by the Holders (“Shelf Registration Statement”). Parent shall use its reasonable best efforts to cause such Shelf Registration Statement to become effective as soon as practicable thereafter. Within two Business Days following the effective date of the Shelf Registration Statement, Parent shall file a final prospectus to facilitate the resale by the Holders of all of their Registrable Securities in ordinary brokerage transactions and transactions in which a broker-dealer solicits purchases and in such other manner as may be requested by the Bain Investors. In addition, Parent shall include in such Shelf Registration Statement a number of shares of Common Stock to be offered and sold by Parent as is equal to the number of Registrable Securities held by the Bain Investors at Closing (the “Primary Shelf Registration”). Until the six-month anniversary of the Closing, the Primary Shelf Registration shall be used solely to satisfy the Bain Synthetic Secondary.

Section 3.1.2. Continued Effectiveness. Parent shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming part of the Shelf Registration Statement to be usable by Holders until the earlier of: (i) the date which is twelve months following the date the Shelf Registration Statement is declared effective by the SEC, (ii) the date as of which all Registrable Securities have been sold pursuant to the Shelf Registration Statement or another Registration Statement filed under the Securities Act; and (iii) the date as of which no Holder holds Registrable Securities (such period of effectiveness, the “Shelf Period”). Subject to Section 3.1.3, Parent shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Period if Parent voluntarily takes any action or omits to take any action that would result in Holders of the Registrable Securities covered thereby not being able to offer and sell any Registrable Securities pursuant to such Shelf Registration Statement during the Shelf Period, unless such action or omission is required by applicable law.

Section 3.1.3. Suspension of Registration. If the continued use of such Shelf Registration Statement at any time would require Parent to make an Adverse Disclosure, Parent may, upon giving prompt written notice of such action to the Holders, suspend use of the Shelf Registration Statement (a “Shelf Suspension”); provided, however, that

Parent shall not be permitted to exercise a Shelf Suspension more than one time during any 12-month period or for a period exceeding 45 days. In the case of a Shelf Suspension, the Holders agree to suspend use of the applicable Prospectus in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. Parent shall immediately notify the Holders in writing upon the termination of any Shelf Suspension, amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement or omissions and furnish to the Holders such numbers of copies of the Prospectus as so amended or supplemented as the Holders may reasonably request. Parent shall, if necessary, supplement or amend the Shelf Registration Statement, if required by the registration form used by Parent for the Shelf Registration Statement or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder.

Section 3.1.4. Shelf Takedown.

(a)	At any time Parent has an effective Shelf Registration Statement, by notice to Parent specifying the intended method or methods of disposition thereof, the Bain Investors may make a written request (a “Shelf Takedown Request”) to Parent to effect a Public Offering, including an Underwritten Shelf Takedown, of all or a portion of its Registrable Securities that may be registered under such Shelf Registration Statement, and as soon as practicable Parent shall amend or supplement the Shelf Registration Statement as necessary for such purpose.

(b)	Parent shall not be obligated to take any action to effect any Underwritten Shelf Takedown if an Underwritten Shelf Takedown was consummated within the preceding 60 days (unless otherwise consented to by Parent) and the Bain Investors were able to include in such Underwritten Shelf Takedown, as applicable, at least ninety percent (90%) of the Registrable Securities requested to be included by the Bain Investors.

Section 3.2. Lock-Up Agreements. In connection with each sale of Registrable Securities pursuant to Section 3.1 conducted as an Underwritten Public Offering, if requested by the underwriter (i) each Bain Investor, if requested, agrees and (ii) Parent agrees to cause its directors and executive officers, if requested, to become bound by and to execute and deliver a customary lock-up agreement with the underwriter(s) of such Underwritten Public Offering restricting such Bain Investors and such directors and officers from transferring, directly or indirectly, any shares of Parent Common Stock for a period of up to 90 days. The terms of such lock-up agreements shall be negotiated among the Bain Investors, Parent and the underwriters and shall include customary carve-outs from the restrictions on Transfer set forth therein.

Section 3.3. Registration Procedures.

Section 3.3.1. Requirements. In connection with Parent’s obligations under Section 3.1, Parent shall use its reasonable best efforts to effect such Registration and to permit the offer and sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable, and in connection therewith Parent shall:

(a)	as promptly as practicable prepare the required Registration Statement, including all exhibits and financial statements required under the Securities Act to be filed therewith and Prospectus, and, before filing a Registration Statement or Prospectus or any amendments or supplements thereto, (i) furnish to the underwriters, if any, the Bain Investors and, if requested, to the Other Investors for which Registrable Securities will be covered by such Registration Statement, copies of all documents prepared to be filed, which documents shall be subject to the review of such underwriters, the Bain Investors and their respective counsel, (ii) make such changes in such documents concerning the Holders prior to the filing thereof as such Holders, or their counsel, may reasonably request and (iii) except in the case of a Registration under Section 3.1, not file any Registration Statement or Prospectus or amendments or supplements thereto to which the Holders, in such capacity, or the underwriters, if any, shall reasonably object;

(b)	prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and supplements to the Prospectus as may be (i) reasonably requested by any Holder with Registrable Securities covered by such Registration Statement, (ii) reasonably requested by any participating Holder (to the extent such request relates to information relating to such Holder), or (iii) necessary to keep such Registration Statement effective for the period of time required by this Agreement, and comply with provisions of the applicable securities laws with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the Holders thereof set forth in such Registration Statement;

(c)

notify the participating Holders and the managing underwriter or underwriters, if any, and (if requested) confirm such notice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by Parent (i) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable Prospectus or any amendment or supplement thereto has been filed, (ii) of any written comments by the SEC, or any request by the SEC or other federal or state governmental authority for amendments or supplements to such Registration Statement or such Prospectus, or for additional information (whether before or after the effective date of the Registration Statement) or any other correspondence with the SEC relating to, or which may affect, the Registration, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceedings for such purposes, (iv) if, at any time, the representations and warranties of Parent in any applicable underwriting agreement cease to be true and correct in all material respects and (v) of the receipt by Parent of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(d)	promptly notify each selling Holder and the managing underwriter or underwriters, if any, when Parent becomes aware of the happening of any event as a result of which the applicable Registration Statement or the Prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein (in the case of such Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading. When any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement, or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act and, as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the selling Holders and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement or Prospectus, so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, unless suspension of the use of such Prospectus otherwise is authorized herein, in which case no supplement or amendment need be furnished (or Exchange Act filing made) until the termination of such suspension;

(e)	to the extent Parent is eligible under the relevant provisions of Rule 430B under the Securities Act, Parent shall include in the Shelf Registration Statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Holders may be added to such Shelf Registration Statement at a later time through the filing of a Prospectus supplement rather than a post-effective amendment;

(f)	use commercially reasonable efforts to prevent, or obtain the withdrawal of, any stop order or other order or notice preventing or suspending the use of any preliminary or final Prospectus;

(g)	promptly incorporate in a Prospectus supplement, Issuer Free Writing

Prospectus or post-effective amendment such information as the managing underwriter or underwriters and the Bain Investors agree should reasonably be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment;

(h)	furnish to each selling Holder and each underwriter, if any, without charge, as many conformed copies as such Holder or underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment or supplement thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(i)	deliver to each selling Holder and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder or underwriter (it being understood that Parent shall consent to the use of such Prospectus or any amendment or supplement thereto by each of the selling Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto);

(j)	on or prior to the date on which the applicable Registration Statement is declared effective, use its reasonable best efforts to register or qualify, and cooperate with the selling Holders, the managing underwriter or underwriters, if any, and their respective counsel, in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “blue sky” laws of each state and other jurisdiction of the United States as any such selling Holder or managing underwriter or underwriters, if any, or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such Registration or qualification in effect for such period as required by Section 3.1, provided that Parent will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(k)

cooperate with the selling Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to the closing of any sale of Registrable Securities to the underwriters;

(l)	use commercially reasonable efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

(m)	make such representations and warranties to the Holders of the Registrable Securities being registered, and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in public offerings similar to the offering then being undertaken;

(n)	enter into such customary agreements (including underwriting and indemnification agreements) and take all such other actions as the managing underwriter or underwriters, if any, reasonably request in order to expedite or facilitate the Registration and disposition of such Registrable Securities;

(o)	obtain for delivery to the Holders of the Registrable Securities being registered and to the underwriter or underwriters, if any, an opinion or opinions from counsel for Parent dated the most recent effective date of the Registration Statement or, in the event of an Underwritten Public Offering, the date of the closing under the underwriting agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such Holders or underwriters, as the case may be, and their respective counsel;

(p)	in the case of an Underwritten Public Offering, obtain for delivery to Parent and the managing underwriter or underwriters, with copies to the Holders included in such Registration or sale, a comfort letter from Parent’s independent certified public accountants or independent auditors (and, if necessary, any other independent certified public accountants or independent auditors of any subsidiary of Parent or any business acquired by Parent for which financial statements and financial data are, or are required to be, included in the Registration Statement) in customary form and covering such matters of the type customarily covered by comfort letters as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;

(q)	cooperate with each seller of Registrable Securities and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(r)	use its reasonable best efforts to comply with all applicable securities laws and, if a Registration Statement was filed, make available to its security holders, as soon as reasonably practicable, an earnings statement (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

(s)	provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement;

(t)	use commercially reasonable efforts to cause all Registrable Securities covered by the applicable Registration Statement to be listed on the primary securities exchange on which Parent’s equity securities are then listed or quoted;

(u)	make available upon reasonable notice at reasonable times and for reasonable periods for inspection by a representative appointed by the Bain Investors, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by such Holders or any such underwriter, all pertinent financial and other records and pertinent corporate documents and properties of Parent, and cause all of Parent’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available at reasonable times and for reasonable periods to discuss the business of Parent, and to supply all information reasonably requested by any such Person in connection with such Registration Statement; provided that any such Person gaining access to information regarding Parent pursuant to this Section 3.3.1(u) shall agree to hold in strict confidence and shall not use (other than to monitor, increase or decrease such Holder’s investment in Parent and by the underwriters to support their due diligence defense) or make any public disclosure of any information regarding Parent or its Subsidiaries that Parent determines in good faith to be confidential, and of which determination such Person is notified, unless (w) the release of such information is required by law or by deposition, interrogatory, requests for information or documents by a governmental entity, subpoena or similar process, (x) such information is or becomes publicly known other than through a breach of this or any other agreement of which such Person has actual knowledge, (y) such information is or becomes available to such Person on a non-confidential basis from a source other than Parent or (z) such information is independently developed by such Person;

(v)	in the case of an Underwritten Public Offering, cause the senior executive officers of Parent to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any such offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto;

(w)	take no direct or indirect action prohibited by Regulation M under the Exchange Act;

(x)	take all reasonable action to ensure that any Issuer Free Writing Prospectus utilized in connection with any Registration complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related Prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(y)	take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities in accordance with the terms of this Agreement.

Section 3.3.2. Parent Information Requests. Parent may require each Holder of Registrable Securities as to which any Registration or sale is being effected to furnish to Parent such information regarding the distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as Parent may from time to time reasonably request in writing, and Parent may exclude from such Registration or sale the Registrable Securities of any such Holder who fails to furnish such information within a reasonable time after receiving such request. Each Holder agrees to furnish such information to Parent and to cooperate with Parent as reasonably necessary to enable Parent to comply with the provisions of this Agreement.

Section 3.3.3. Discontinuing Registration. Each Holder agrees that, upon receipt of any notice from Parent of the happening of any event of the kind described in Section 3.3.1(d), such Holder will discontinue disposition of Registrable Securities pursuant to such Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3.3.1(d), or until such Holder is advised in writing by Parent that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus, or any amendments or supplements thereto, and if so directed by Parent, such Holder shall deliver to Parent (at Parent’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event Parent shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus contemplated by Section 3.3.1(d) or is advised in writing by Parent that the use of the Prospectus may be resumed.

Section 3.4. Underwritten Offerings.

Section 3.4.1. Shelf Takedowns. If requested by the underwriters for any Underwritten Public Offering, pursuant to a Registration or sale under Section 3.1, Parent shall enter into an underwriting agreement with such underwriters, such agreement to be reasonably satisfactory in substance and form to each of Parent, the Bain Investors and the underwriters, and to contain such representations and warranties by Parent and such other terms as are generally prevailing in agreements of that type, including indemnities no less favorable to the recipient thereof than those provided in Section 3.7 of this Agreement or as otherwise required by the underwriters. The Bain Investors shall cooperate with Parent in the negotiation of the underwriting agreement and shall give consideration to the reasonable suggestions of Parent regarding the form thereof, and each participating Holder shall complete and execute all questionnaires, powers of attorney and other documents reasonably requested by the underwriters and required under the terms of such underwriting arrangements. Any such Holder shall not be required to make any representations or warranties to or agreements with Parent or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder’s title to the Registrable Securities, such Holder’s intended method of distribution and any other representations to be made by the Holder as are generally prevailing in agreements of that type, and the aggregate amount of the liability of such Holder under such agreement shall not exceed such Holder’s proceeds from the sale of its Registrable Securities in the offering, net of underwriting discounts and commissions but before expenses.

Section 3.4.2. Selection of Underwriters; Selection of Counsel. In the case of an Underwritten Public Offering under Section 3.1, the managing underwriter or underwriters to administer the offering shall be determined by the Bain Investors; provided that such underwriter or underwriters shall be reasonably acceptable to Parent. In the case of an Underwritten Public Offering under Section 3.2, the managing underwriter or underwriters to administer the offering shall be determined by Parent; provided that such underwriter or underwriters shall be reasonably acceptable to the Bain Investors. In the case of an Underwritten Public Offering under Sections 3.1 or 3.2, counsel to the Holders shall be selected by the Bain Investors.

Section 3.5. No Inconsistent Agreements; Additional Rights; Waiver.

Section 3.5.1. No Inconsistent Agreements; Additional Rights. Neither Parent nor any of its Subsidiaries shall hereafter enter into, and neither Parent nor any of its Subsidiaries is currently a party to, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders by this Agreement. Without the prior written consent of the Bain Investors, neither Parent nor any of its Subsidiaries shall enter into any agreement granting registration or similar rights to any Person, and Parent hereby represents and warrants that, as of the date hereof, no registration or similar rights have been granted to any other Person other than pursuant to this Agreement and the registration rights agreement, dated August 14, 2013, by and among Parent, Mosing Holdings, Inc. and FWW B.V., filed as Exhibit 10.2 of Parent’s Form 8-K filed with the SEC on August 19, 2013 (the “Prior Registration Rights Agreement”).

Section 3.5.2. Waiver. As soon as practicable following the Execution Date, Parent will use commercially reasonable efforts to obtain waivers from the stockholders holding at least 66 2/3% of the shares of Common Stock subject to the Prior Registration Rights Agreement (the “Existing Stockholders”), pursuant to which, among other things, such Existing Stockholders will agree to waive any rights to participate in an Underwritten Public Offering requested by the Bain Investors pursuant to this Agreement (the “Waiver”). If, in connection with any such Underwritten Public Offering requested by the Bain Investors, the underwriters advise the Bain Investors that the number of shares of Parent Common Stock that the Bain Investors are able to sell in such offering should be reduced to an amount less than $50,000,000.00 (on the basis of gross proceeds) in such Underwritten Public Offering as a result of (i) the Waiver having not been obtained and (ii) the Existing Stockholders having exercised any rights to participate in the Underwritten Public Offering, then upon written notice from the Bain Investors, Parent shall promptly (and in any event prior to effecting any other offering for Parent’s own account or the account of any other stockholder) either (a) offer and sell in such Underwritten Public Offering such number of shares of Common Stock subject to such reduction as are requested by the Bain Investors to be offered and sold and use the proceeds therefrom to satisfy Parent’s obligation pursuant to clause (c) below (the “Bain Synthetic Secondary”), (b) purchase such number of shares of Parent Common Stock from the Existing Stockholders who have exercised any rights under the Prior Registration Rights Agreement to participate in the Underwritten Public Offering, such that, in the opinion of the underwriters, the number of shares of Parent Common Stock requested to be included by the Bain Investors in the Underwritten Public Offering would not be reduced below $50,000,000.00 (on the basis of gross proceeds) or (c) repurchase a number of shares of Parent Common Stock from the Bain Investors equal to $50,000,000.00 minus the gross proceeds received by the Bain Investors for shares of Parent Common Stock that were not subject to the reduction and were actually sold in the Underwritten Public Offering, provided, however, that it is acknowledged and agreed that if Parent elects to repurchase shares from the Bain Investors as set forth in clause (c), Parent may elect to effect such repurchase, in its discretion, either (I) with the proceeds of a follow-on Public Offering of Parent Common Stock by Parent as contemplated by clause (a) of this Section 3.5.2 (in which case the closing of the repurchase shall be subject to the closing of the Underwritten Public Offering by Parent on terms and conditions reasonably acceptable to Parent’s board of directors (other than price, which shall be as set forth herein); provided that Parent employs its reasonable best efforts to close such Underwritten Public Offering as soon as practicable) or (II) with balance sheet cash. The per share purchase price for the shares of Parent Common Stock to be repurchased from the Bain Investors pursuant to clause (c) shall be equal to the price per share of Common Stock paid by the underwriters in such Underwritten Public Offering.

Section 3.6. Registration Expenses. All expenses incident to Parent’s performance of or compliance with this Agreement shall be paid by Parent, including (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or FINRA, (ii) all fees and expenses in connection with compliance with any securities or “blue sky” laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses), (iv) all fees and disbursements of counsel for Parent and of all independent certified public accountants or independent auditors of Parent (including the expenses of any special audit and comfort letters required by or incident to such performances), (v) all fees and expenses incurred in connection with the listing of the Registrable Securities on the primary securities exchange on which the Registrable are listed or quotation of the Registrable Securities on any inter-dealer quotation system, (vi) any reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities, (vii) all of Parent’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties) and (viii) all expenses related to the “road show” for any Underwritten Public Offering. All such expenses are referred to herein as “Registration Expenses”. Parent shall pay the reasonable fees and expenses of one counsel for the Investors up to $100,000 in the aggregate for any registration hereunder, subject to the limitations set forth herein. Parent shall not be required to pay any fees and disbursements to underwriters not customarily paid by the issuers of securities in an offering similar to the applicable offering, including underwriting discounts and commissions and transfer taxes, if any, attributable to the sale of Registrable Securities.

Section 3.7. Indemnification.

Section 3.7.1. Indemnification by Parent. In connection with any registration, offer or sale of Registrable Securities effected under this Agreement, Parent shall indemnify and hold harmless, to the fullest extent permitted by law, each Holder, each shareholder, member, limited or general partner of such Holder, each shareholder, member, limited or general partner of each such shareholder, member, limited or general partner, each of their respective Affiliates, officers, directors, shareholders, employees, advisors, and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons and each of their respective Representatives from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation and legal expenses and any indemnity and contribution payments made to underwriters ) (each, a “Loss” and collectively “Losses”) arising out of or based upon (i) any untrue (or alleged untrue) statement of a material fact contained in any Registration Statement under which such Registrable Securities are registered or sold under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading or (iii) any violation or alleged violation by Parent or any of its subsidiaries of any federal or state securities law, rule or regulation applicable to Parent and relating to action or inaction in connection with any such registration, disclosure document or other document or report; provided, that no selling Holder shall be entitled to indemnification pursuant to this Section 3.7.1 in respect of any untrue statement or omission contained in any information relating to such seller Holder furnished in writing by such selling Holder to Parent or any underwriter specifically for inclusion in a Registration Statement and used by Parent in conformity therewith (such information “Selling Stockholder Information”). This indemnity shall be in addition to any liability Parent may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any indemnified party and such indemnity shall survive the Transfer of such securities by such Holder and regardless of any indemnity agreed to in the underwriting agreement that is less favorable to the Holders. Parent shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above (with appropriate modification) with respect to the indemnification of the indemnified parties.

Section 3.7.2. Indemnification by the Selling Holders. Each selling Holder shall (severally and not jointly) indemnify and hold harmless, to the fullest extent permitted by law, Parent and its Subsidiaries, and their respective directors and officers, and each Person who controls Parent (within the meaning of the Securities Act or the Exchange Act) from and against any Losses resulting from (i) any untrue (or alleged untrue) statement of a material fact in any Registration Statement under which such Registrable Securities were registered or sold under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission is contained in such selling Holder’s Selling Stockholder Information. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds from the sale of its Registrable Securities in the offering giving rise to such indemnification obligation, net of underwriting discounts and commissions but before expenses, less any amounts paid by such Holder pursuant to Section 3.7.4 and any amounts paid by such Holder as a result of liabilities incurred under the underwriting agreement, if any, related to such sale. Parent shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above (with appropriate modification) with respect to information furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

Section 3.7.3. Conduct of Indemnification Proceedings. Any Person entitled to indemnification pursuant to this Agreement shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it forfeits substantive legal rights by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed in writing to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (iii) the indemnified party has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (iv) in the reasonable judgment of any such Person (based upon advice of its counsel) a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the indemnified party. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation without the prior written consent of such indemnified party. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its prior written consent, but such consent may not be unreasonably withheld. It is understood that the indemnifying party or parties shall not, except as specifically set forth in this Section 3.7.3, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction at any one time unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, (y) an indemnified party has reasonably concluded (based on the advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (z) a conflict or potential conflict exists or may exist (based upon advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels. Parent hereby acknowledges and agrees (i) that it is the indemnitor of first resort (i.e., its obligations to an indemnified party are primary and any obligation of such other sources to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such indemnified party are secondary) and (ii) that it shall be required to advance the full amount of expenses incurred by an indemnified party and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and as required by the terms of this Agreement without regard to any rights an indemnified may have against such other sources. Parent further agrees that no advancement or payment by such other sources on behalf of an indemnified party with respect to any claim for which such indemnified party has sought indemnification, advancement of expenses or insurance from Parent shall affect the foregoing, and that such other sources shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such indemnified party against Parent.

Section 3.7.4. Contribution. If for any reason the indemnification provided for in Section 3.7.1 and Section 3.7.2 is unavailable to an indemnified party or insufficient in respect of any Losses referred to therein (other than as a result of exceptions or limitations on indemnification contained in Section 3.7.1 and Section 3.7.2), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and the indemnified party or parties, on the other hand in connection with the acts, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. In connection with any Registration Statement filed with the SEC by Parent, the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 3.7.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 3.7.4. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the Losses referred to in Sections 3.7.1 and 3.7.2 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 3.7.4, in connection with any Registration Statement filed by Parent, a selling Holder shall not be required to contribute any amount in excess of the dollar amount of the proceeds from the sale of its Registrable Securities in the offering giving rise to such indemnification obligation, net of underwriting discounts and commissions but before expenses, less any amounts paid by such Holder pursuant to Section 3.7.2 and any amounts paid by such Holder as a result of liabilities incurred under the underwriting agreement, if any, related to such sale. If indemnification is available under this Section 3.7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 3.7.1 and 3.7.2 hereof without regard to the provisions of this Section 3.7.4. The remedies provided for in this Section 3.7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

Section 3.8. Participation in Underwritten Public Offerings. No Person may participate in any registration hereunder which relates to an Underwritten Public Offering unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, that in no event shall the Investors be required to make any representations or warranties to Parent or the underwriters (other than representations and warranties regarding the Investor, the Investor’s ownership of its shares of Parent Common Stock to be sold in the offering and the Investor’s intended method of distribution and other customary representations and warranties of selling stockholders) or to undertake any indemnification obligations to Parent or the underwriters with respect thereto, except as is customary for selling stockholders in Underwritten Public Offerings and is not more onerous than is otherwise provided in Section 3.7.

Section 3.9. Rule 144. Parent shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if Parent is not required to file such reports, it will make publicly available and available to the Investors such information as shall be necessary to enable the Investor to make sales of Registrable Securities pursuant to Rule 144 of the Securities Act) and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without Registration under the Securities Act in transactions that would otherwise be permitted by this Agreement and within the limitation of the exemptions provided by Rule 144. Prior to the one year anniversary of the Closing, Parent shall cause any restrictive legends and/or stop-transfer orders to be removed or lifted with respect to any Registrable Securities promptly following receipt by Parent from an Investor of a certificate certifying: (i) that such Investor has held such Registrable Securities for the applicable holding period under Rule 144, (ii) that such Investor has not been an affiliate (as defined in Rule 144) of Parent during the 90 days preceding and has complied with all of the requirements of Rule 144 in connection with any such sale of shares of Parent Common Stock and (iii) as to such other matters relating to Rule 144 as Parent or counsel to Parent may reasonably request and may be appropriate in accordance with such Rule. At any time on or after the one year anniversary of Closing, Parent shall cause any restrictive legends and/or stop-transfer orders to be removed or lifted with respect to any Registrable Securities promptly following receipt by Parent from an Investor of a request to do so.

ARTICLE IV

MISCELLANEOUS

Section 4.1. Authority; Effect. Each party hereto represents and warrants to and agrees with each other party that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized on behalf of such party and do not violate any agreement or other instrument applicable to such party or by which its assets are bound. This Agreement does not, and shall not be construed to, give rise to the creation of a partnership among any of the parties hereto, or to constitute any of such parties members of a joint venture or other association.

Section 4.2. Notices. Any notices, requests, demands and other communications required or permitted in this Agreement shall be effective if in writing and (i) delivered personally, (ii) sent by facsimile or e-mail, or (iii) sent by overnight courier, in each case, addressed as follows:

If to Parent to:

Frank’s International
10260 Westheimer Road, Suite 700
Houston, Texas 77042
Attn:	Alejandro Cestero
Email:	alex.cestero@franksintl.com

with a copy (which shall not constitute notice) to:

Baker & McKenzie LLP
700 Louisiana Street, Suite 3000
Houston, TX 77002
Attn:	Jonathan Newton
Email:	Jonathan.Newton@bakermckenzie.com

If to any Bain Investor, to:

c/o Bain Capital, LLC
590 Madison Avenue, 42nd Floor
New York, NY 10022
Attention:	John Kilgallon
Telephone:	(212) 326-9420
Facsimile:	(212) 803-9672
E-mail:	JKilgallon@baincapital.com

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP
3 Embarcadero Center
San Francisco, CA 94111
Attention:	Thomas Holden
Telephone:	(415) 315-2355
Facsimile:	(415) 315-4823
E-mail:	thomas.holden@ropesgray.com

If to any Other Investor, to:

c/o Bain Capital Private Equity, LP
200 Clarendon Street
Boston, MA 02116
Attention:	Kelly Henderson
E-mail:	khenderson@baincapital.com

Notice to the holder of record of any Registrable Securities shall be deemed to be notice to the holder of such securities for all purposes hereof.

Unless otherwise specified herein, such notices or other communications shall be deemed effective (i) on the date received, if personally delivered, (ii) on the date received if delivered by facsimile or e-mail on a Business Day, or if not delivered on a Business Day, on the first Business Day thereafter and (iii) two Business Days after being sent by overnight courier. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

Section 4.3. Termination and Effect of Termination. This Agreement shall terminate upon the date on which no Holder holds any Registrable Securities, except for the provisions of Sections 3.7 and 3.9, which shall survive any such termination. No termination under this Agreement shall relieve any Person of liability for breach or Registration Expenses incurred prior to termination. In the event this Agreement is terminated, each Person entitled to indemnification rights pursuant to Section 3.7 hereof shall retain such indemnification rights with respect to any matter that (i) may be an indemnified liability thereunder and (ii) occurred prior to such termination.

Section 4.4. Remedies. The parties to this Agreement shall have all remedies available at law, in equity or otherwise in the event of any breach or violation of this Agreement or any default hereunder. The parties acknowledge and agree that in the event of any breach of this Agreement, in addition to any other remedies that may be available, each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and, in addition, to such other equitable remedies (including preliminary or temporary relief) as may be appropriate in the circumstances. No delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any such delay, omission nor waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

Section 4.5. Amendments. This Agreement may not be orally amended, modified, extended or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be amended, modified, extended or terminated, and the provisions hereof may be waived, only by an agreement in writing signed by Parent and the Holders of a majority of the Registrable Securities. Each such amendment, modification, extension or termination shall be binding upon each party hereto. In addition, each party hereto may waive any right hereunder by an instrument in writing signed by such party.

Section 4.6. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of New York without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

Section 4.7. Consent to Jurisdiction. Each party to this Agreement, by its execution hereof, (i) hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this

Agreement or relating to the subject matter hereof, (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (iii) hereby agrees not to commence or maintain any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof or thereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, to the extent that any party hereto is or becomes a party in any litigation in connection with which it may assert indemnification rights set forth in this Agreement, the court in which such litigation is being heard shall be deemed to be included in clause (i) above. Notwithstanding the foregoing, any party to this Agreement may commence and maintain an action to enforce a judgment of any of the above-named courts in any court of competent jurisdiction. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by New York law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 4.2 hereof is reasonably calculated to give actual notice.

Section 4.8. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 4.8 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 4.8 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

Section 4.9. Merger; Binding Effect, Etc. This Agreement constitutes the entire agreement of the parties with respect to its subject matter, supersedes all prior or contemporaneous oral or written agreements or discussions with respect to such subject matter, and shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective heirs, representatives, successors and permitted assigns. Except as otherwise expressly provided herein, no Holder or other party hereto may assign any of its respective rights or delegate any of its respective obligations under this Agreement without the prior written consent of the other parties hereto, and any attempted assignment or delegation in violation of the foregoing shall be null and void.

Section 4.10. Counterparts. This Agreement, and any amendment hereof, may be executed in multiple counterparts (including by means of telecopied signature pages or electronic transmission of signature pages in portable document format (.pdf)), any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument.

Section 4.11. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held by a court of competent jurisdiction to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement, and the court will have the power to amend or otherwise modify this Agreement to replace any prohibited or invalid provision with an effective and valid provision that gives effect to the intent of the parties to the maximum extent permitted by applicable law.

Section 4.12. No Recourse. This Agreement may only be enforced against, and any claim or litigation arising out of or related to this Agreement, the negotiation, execution or performance of this Agreement or the transactions contemplated hereby, may only be brought against the named parties to this Agreement (and their successors and permitted assigns) and then only with respect to the specific obligations set forth herein of the named parties to this Agreement and subject to the terms, conditions and limitations hereof. Except as expressly set forth herein, no past, present or future direct or indirect stockholder, equityholder, controlling Person, director, officer, employee, incorporator, member, manager, partner, Affiliate, agent, attorney or representative of the Investors, on the one hand, or Parent, on the other hand or their Subsidiaries or any of their respective Affiliates, or the heirs, executors, administrators, estates, successors and assigns of any of the foregoing, will have or be subject to any liability or obligation whatsoever (whether at law or in equity, whether in contract, in tort, in statute or otherwise) to Parent, on the one hand, or the Investors on other hand or any other Person arising out of or related to this Agreement, the negotiation, execution or performance of this Agreement or the transactions contemplated hereby.

[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the Execution Date.

Parent:

FRANK’S INTERNATIONAL N.V.

By:	/s/ Jeffrey J. Bird
Name:	Jeffrey J. Bird
Title:	Executive Vice President and Chief Financial Officer

Signature Page to Registration Rights Agreement

Bain Investors:

BAIN CAPITAL FUND X, L.P.

By:	Bain Capital Partners X, L.P.
its General Partner

By:	Bain Capital Investors, LLC
its General Partner

By:	/s/ Todd Cook
Name: Todd Cook
Title: Authorized Signatory

BCIP ASSOCIATES IV (US), L.P.
By:	BCIP Associates IV, L.P.
its sole member and manager

BCIP ASSOCIATES IV-B (US), L.P.
By:	BCIP Associates IV-B, L.P.
its sole member and manager

BCIP T ASSOCIATES IV (US), L.P.
By:	BCIP Trust Associates IV, L.P.
its sole member and manager

BCIP T ASSOCIATES IV-B (US), L.P.
By:	BCIP Trust Associates IV-B, L.P.
its sole member and manager

By:	Boylston Coinvestors, LLC, their
General Partner

By:	/s/ Todd Cook
Name: Todd Cook
Title:Authorized Signatory

Signature Page to Registration Rights Agreement

Stakeholder Representative: BAIN CAPITAL PRIVATE EQUITY, LP

By:	/s/ Todd Cook
Name: Todd Cook
Title: Managing Director

Signature Page to Registration Rights Agreement

Other Investors:	Name of Other Investor (please print):

Scott McCurdy

	By:	/s/ Scott McCurdy
	Name:	Scott McCurdy
Title:

Signature Page to Registration Rights Agreement

Other Investors:	Name of Other Investor (please print):

Jason Galbreath

	By:	/s/ Jason Galbreath
	Name:	Jason Galbreath
Title:

Signature Page to Registration Rights Agreement

Other Investors:	Name of Other Investor (please print):

Farah Robichaux 2012 Trust

	By:	/s/ Farah Robichaux
	Name:	Farah Robichaux
	Title:	Trustee

Signature Page to Registration Rights Agreement

Other Investors:	Name of Other Investor (please print):

Jenna Elise Robichaux 2012 Trust

	By:	/s/ Dean Robichaux
	Name:	Dean Robichaux
	Title:	Trustee

Signature Page to Registration Rights Agreement

Other Investors:	Name of Other Investor (please print):

Jacqueline Robichaux Lebouef 2012 Trust

	By:	/s/ Dean Robichaux
	Name:	Dean Robichaux
	Title:	Trustee

Signature Page to Registration Rights Agreement

Other Investors:	Name of Other Investor (please print):

Dean Robichaux

	By:	/s/ Dean Robichaux
	Name:	Dean Robichaux
Title:

Signature Page to Registration Rights Agreement

Other Investors:	Name of Other Investor (please print):

BBTB Ventures, L.P.

	By:	/s/ Billy L. Brown Jr.
	Name:	Billy L. Brown Jr.
	Title:	General Partner

Signature Page to Registration Rights Agreement

Other Investors:	Name of Other Investor (please print):

Billy L. Brown Jr.

	By:	/s/ Billy L. Brown Jr.
	Name:	Billy L. Brown Jr.
Title:

Signature Page to Registration Rights Agreement

Other Investors:	Name of Other Investor (please print):

Thad Scott

	By:	/s/ Thad Scott
	Name:	Thad Scott
Title:

Signature Page to Registration Rights Agreement

Other Investors:	Name of Other Investor (please print):

Lawrence Brown

	By:	/s/ Lawrence Brown
	Name:	Lawrence Brown
Title:

Signature Page to Registration Rights Agreement

Other Investors:	Name of Other Investor (please print):

Juan Carlos Mondelli

	By:	/s/ Juan Carlos Mondelli
	Name:	Juan Carlos Mondelli
Title:

Signature Page to Registration Rights Agreement

Other Investors:	Name of Other Investor (please print):

Brad Groesbeck

	By:	/s/ Brad Groesbeck
	Name:	Brad Groesbeck
Title:

Signature Page to Registration Rights Agreement

Other Investors:	Name of Other Investor (please print):

Kinsman C. Bounds

	By:	/s/ Kinsman C. Bounds
	Name:	Kinsman C. Bounds
Title:

Signature Page to Registration Rights Agreement

Other Investors:	Name of Other Investor (please print):

James E. Champagne

	By:	/s/ James E. Champagne
	Name:	James E. Champagne
Title:

Signature Page to Registration Rights Agreement

Other Investors:	Name of Other Investor (please print):

Christopher A. Glankler

/s/ Christopher A. Glankler
	Name:	Christopher A. Glankler
Title:

Signature Page to Registration Rights Agreement

Other Investors:	Name of Other Investor (please print):

Dionne F. LeBoeuf

	By:	/s/ Dionne F. LeBoeuf
	Name:	Dionne F. LeBoeuf
Title:

Signature Page to Registration Rights Agreement

Other Investors:	Name of Other Investor (please print):

Clifton J. Bergeron

	By:	/s/ Clifton J. Bergeron
	Name:	Clifton J. Bergeron
Title:

Signature Page to Registration Rights Agreement

Other Investors:	Name of Other Investor (please print):

RGIP, LP

RGIP, LP
By RGIP GP, LLC, its general partner

	By:	/s/ Ann L. Milner
	Name:	Ann L. Milner
	Title:	Managing Member

Signature Page to Registration Rights Agreement

Other Investors:	Name of Other Investor (please print):

Jasen Gast

	By:	/s/ Jasen Gast
	Name:	Jasen Gast
Title:

Signature Page to Registration Rights Agreement

Other Investors:	Name of Other Investor (please print):

John E. Herbert

	By:	/s/ John E. Herbert
	Name:	John E. Hebert
Title:

Signature Page to Registration Rights Agreement

Other Investors:	Name of Other Investor (please print):

Voth Company Group, LLC

	By:	/s/ Rickey C. Voth
	Name:	Rickey C. Voth
	Title:	Owner/Member

Signature Page to Registration Rights Agreement

Other Investors:	Name of Other Investor (please print):

Reagan Robichaux 2012 Trust

	By:	/s/ Ron D. Robichaux
	Name:	Ron D. Robichaux
Title:

Signature Page to Registration Rights Agreement

Other Investors:	Name of Other Investor (please print):

Courtlyn Robichaux 2012 Trust

	By:	/s/ Ron D. Robichaux
	Name:	Ron D. Robichaux
Title:

Signature Page to Registration Rights Agreement

Other Investors:	Name of Other Investor (please print):

Ron D. Robichaux

	By:	/s/ Ron D. Robichaux
	Name:	Ron D. Robichaux
Title:

Signature Page to Registration Rights Agreement

Other Investors:	Name of Other Investor (please print):

Michael Torres

	By:	/s/ Michael Torres
	Name:	Michael Torres
Title:

Signature Page to Registration Rights Agreement

Other Investors:	Name of Other Investor (please print):

Sterling C. Marchive Jr.

	By:	/s/ Sterling C. Marchive Jr.
	Name:	Sterling C. Marchive Jr.
Title:

Signature Page to Registration Rights Agreement

Other Investors:	Name of Other Investor (please print):

Jeffrey Arcement

	By:	/s/ Jeffrey Arcement
	Name:	Jeffrey Arcement
Title:

Signature Page to Registration Rights Agreement

Other Investors:	Name of Other Investor (please print):

John Jordan

	By:	/s/ John Jordan
	Name:	John Jordan
Title:

Signature Page to Registration Rights Agreement

Other Investors:	Name of Other Investor (please print):

Harvey Sharp, III

	By:	/s/ Harvey Sharp, III
	Name:	Harvey Sharp, III
Title:

Signature Page to Registration Rights Agreement

Other Investors:	Name of Other Investor (please print):

James Martens

	By:	/s/ James Martens
	Name:	James Martens
Title:

Signature Page to Registration Rights Agreement

Other Investors:	Name of Other Investor (please print):

SCI JV LP

	By:	/s/ Fred Charlton
	Name:	Fred Charlton
	Title:	President

Signature Page to Registration Rights Agreement